EXHIBIT 10.1
WAIVER AND AMENDMENT
          This WAIVER AND AMENDMENT(“Waiver”) is entered into as of February 28, 2007, among METHODE ELECTRONICS, INC., a Delaware (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, and L/C Issuer.
          WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administration Agent and L/C Issuer are parties to that certain Credit Agreement, dated as of December 19, 2002, as amended (the “Credit Agreement”) (terms defined in the Credit Agreement shall have the same respective meanings when used herein);
          WHEREAS, the Borrower has requested that the Lenders agree to waive and/or amend certain provisions of the Credit Agreement pursuant to the terms hereof; and
          WHEREAS, the Lenders are willing to waive or amend the Credit Agreement, all subject to the terms and conditions contained herein;
          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I
AMENDMENT AND WAIVER
          1.01. Section 7.03(e) of the Credit Agreement is amended by deleting “$5,000,000” and inserting in lieu thereof the following: “$5,000,000, plus in connection with the Borrower’s acquisition of Touchsensor Technologies, up to $8,321,968 of assumed letter of credit reimbursement obligations (the “Gemtron LC Obligations”) of Gemtron Corporation (“Gemtron”) in connection with letters of credit (the “Gemtron LC’s”) issued by JP Morgan Chase Bank or an affiliate (“JP Morgan”) for the account of Gemtron.”
          1.02. The Lenders hereby waive the provisions of Section 7.01 of the Credit Agreement to the extent that Section 7.01 would prohibit the Borrower from granting to JP Morgan, as security for the Gemtron LC Obligations, any collateral provided for under the letter of credit applications (as in effect on the date hereof) related to the Gemtron LC Obligations.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
          The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
          2.01. The representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof as though made on the date hereof and as though applied to the Credit Agreement as amended by this Waiver and Amendment

(except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.01, the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 (a) and (b) of the Credit Agreement).
          2.02. No Default or Event of Default has occurred and is continuing.
ARTICLE III
GENERAL
          3.01. This Waiver and Amendment shall become effective as of the date hereof, subject, however, to the receipt by the Administrative Agent of counterparts of this Waiver, executed by the Borrower, the other Loan Parties whose signatures are provided for hereinbelow, and the Lenders.
          3.02. As amended or modified by this Waiver, the Loan Documents shall remain in full force and effect. References to the Credit Agreement in any of the Loan Documents shall be deemed to include a reference to the Credit Agreement as amended or modified hereby, whether or not reference is made to this Waiver. Section headings used in this Waiver and Amendment are for convenience of reference only, and shall not affect the construction of this Waiver.
          3.03. This Waiver and Amendment may be executed in any number of counterparts (each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument).
          3.04. The Borrower agrees to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses incurred (including legal expenses) in connection with the development, preparation, negotiation, execution and delivery of this Waiver.
          3.05. All obligations of the Borrower and rights of the Administrative Agent and the Lenders, that are expressed herein, shall be in addition to and not in limitation to those provided by applicable law. This Waiver and Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws. Whenever possible, each provision of this Waiver and Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Waiver and Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Waiver.
          3.06. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Waiver and Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar Waivers under the same or similar circumstances in the future.

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          3.07. This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver.
          3.08. This Waiver, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supercedes all prior drafts and communications with respect hereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.
[Signature Page Follows]

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     IN WITNESS WHEREOF, each parties hereto have caused this Agreement to be duly executed as of the date first above written.

METHODE ELECTRONICS,INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, and L/C Issuer
By:	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Vice President

ACKNOWLEDGEMENT
     The undersigned hereby acknowledges and agrees to the foregoing Waiver and Amendment and confirms that its Loan Documents remain in full force and effect and are hereby reaffirmed.

ABAS, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

AUTOMOTIVE SAFETY TECHNOLOGIES, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

CABLECO TECHNOLOGIES, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

DUEL SYSTEMS, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

KBA, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

MAGNA-LASTIC DEVICES, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

TRACE LABORATORIES, INC. (formerly METHODE DELAWARE HOLDINGS, INC.)
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

METHODE DEVELOPMENT COMPANY
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President

METHODE ELECTRONICS CONNECTIVITY TECHNOLOGIES, INC.
By:	/s/ Douglas A. Koman
	Name:	Douglas A. Koman
	Title:	Vice President